                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                               Commission  Only [as permitted
                                               by Rule 14a-6(e)(2)]
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12


                            NEW ENGLAND FUNDS TRUST I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount previously paid:
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      4)  Date Filed:

[Corner snipe: NOW BOTH INTERNET VOTING, www.nvestfunds.com, OR
TOLL FREE TELEPHONE VOTING, 1-877-779-8683, AVAILABLE TO YOU! RESPOND NOW.]


March 2000



Dear Nvest Star Worldwide Fund Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for Nvest Star Worldwide Fund (formerly New England Star Worldwide
Fund) that requires your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier.


Q. WHAT IS THE PROPOSAL   The Board of Trustees has appointed Loomis Sayles as
   ABOUT?                 an interim Fund subadviser, upon the termination of
                          Janus Capital Corporation as manager of a segment of the Fund. Janus sought the termination primarily because of their decision to concentrate assets under larger, more profitable advisory arrangements and because of their capacity limits in managing global and international assets. Loomis Sayles, acting as interim subadviser, assumed day-to-day management of the segment's investment operations on February 28, 2000. YOUR VOTE IS NECESSARY TO CONFIRM THE
                          APPOINTMENT BY APPROVING THE NEW SUBADVISORY AGREEMENT
                          WITH LOOMIS, SAYLES & COMPANY.


Q. WHO IS THE             In deciding to approve the appointment of Loomis
   LOOMIS SAYLES          Sayles, the Trustees considered the qualifications of
   INTERNATIONAL          Loomis' new International Division. Alexander
   DIVISION?              Muromcew, John Tribolet and Eswar Menon will co-manage
                          the portfolio segment. Prior to joining Loomis Sayles in 1999, the three were portfolio managers at Nicholas
                          Applegate Capital Management. They also manage Nvest
                          International Equity Fund as well as several Loomis funds. Loomis Sayles, established in 1926, is a limited partnership and one of the oldest investment management firms in the country.

Q. WHAT IS THE PORTFOLIO  Messrs. Muromcew, Tribolet and Menon use a
   MANAGERS' APPROACH     fundamental, bottom-up approach, building a portfolio
   TO MANAGING THE        on a company-by-company basis through careful research
   FUND'S SEGMENT?        and visits with management to select companies that
                          they expect will perform well despite shifting economic landscapes. They work to build a well-diversified portfolio across countries and industries in both developed and emerging markets outside of the United States to help offset volatility in any area of the world - or in any one economic sector. Each of the segment's managers specializes in a particular region of the world - Asia, Europe and emerging markets. This structure is supported by the outstanding market research capability of Loomis
                          Sayles.

                                                                    Over, please

Q. HOW WILL THE PROPOSED  The Fund will continue to benefit from diversification
   CHANGE AFFECT THE      in both investment style and portfolio holdings. We
   FUND?                  believe that Loomis' international investing expertise
                          and aggressive growth style makes them a strong fit for this segment of the portfolio. With the Loomis team as a segment manager, the Nvest Star Worldwide
                          Fund objective of long-term growth of capital through growth-oriented stocks of foreign and domestic companies remains the same; a diversified approach in which each subadviser is allocated one quarter of net cash flow each day. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.


REMEMBER - YOUR VOTE      Your vote is extremely important, even if you only own
COUNTS!                   a few Fund shares. Voting promptly is also important.
                          If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


YOU CAN VOTE ON THE       Now you can use the Internet or your telephone, if you
INTERNET, OR BY TOLL      want to vote electronically. Access our Web site,
FREE TELEPHONE, IF YOU    www.nvestfunds.com or call 1-877-779-8683.Your control
PREFER.                   number is printed on the left-hand side of your
                          enclosed proxy. Just follow the helpful instructions.
                          If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.


Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative or 800-225-5478 to talk with an Investor Service and Marketing representative.


Sincerely,





John T. Hailer
President and CEO


-----------------                                                 ----------------
VOTE BY TELEPHONE                                                 VOTE BY INTERNET
-----------------                                                 ----------------

It's fast convenient, and immediate!                              It's fast convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                              confirmed.

FOLLOW THESE FOUR EASY STEPS:                                     FOLLOW THESE FOUR EASY STEPS:

-------------------------------------------------------           -------------------------------------------------------
1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.          1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                                      2. GO TO THE WEB SITE
   1-877-PRX-VOTE (1-877-779-8683).                                  www.nvestfunds.com
   THERE IS NO CHARGE FOR THIS CALL.
                                                                  3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.
3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.
                                                                  4. FOLLOW THE INSTRUCTIONS PROVIDED.
4. FOLLOW THE RECORDED INSTRUCTIONS.
-------------------------------------------------------           -------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                      Go to www.nvestfunds.com anytime!

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. HOWEVER, IF YOU WANT TO CHANGE YOUR
VOTE, YOU MAY DO SO USING THE PROXY CARD, TELEPHONE OR INTERNET.



                            NVEST STAR WORLDWIDE FUND
                  (FORMERLY NEW ENGLAND STAR WORLDWIDE FUND)

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 14, 2000

To the Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Nvest Star Worldwide Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, April 14, 2000 at 2:00 p.m. (Eastern time), for the following purposes:


      1. To approve or disapprove a new Sub-Advisory Agreement relating to a segment of the Fund among Nvest Funds Management, L.P., Nvest Star Worldwide Fund and Loomis, Sayles & Company, L.P.


      2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                              By order of the President of the Trust,

                              JOHN E. PELLETIER, Secretary

March 9, 2000


                             YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR SHARES ON THE INTERNET; VIA TELEPHONE OR FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NVEST STAR WORLDWIDE FUND

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nvest Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of Nvest Star Worldwide Fund (the "Fund"), a series of the Trust, to be held at the offices of Nvest Funds Distributor, L.P. ("Nvest Distributor"), 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, April 14, 2000 at 2:00 p.m. (Eastern time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders beginning on or about March 9, 2000. A copy of the Fund's Annual Report dated December 31, 1999 may be obtained without charge by writing to Nvest Distributor at its address set forth above or by calling (800) 225-5478.

      This Proxy Statement consists of three parts.

      PART I contains general information relating to the Meeting.

      PART II contains information relating to Proposal 1, the proposed new Sub-Advisory Agreement for the Segment (as defined in Part II below) of the Fund between Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P. ("Loomis Sayles").

      PART III contains information about the Trust, Nvest Management, Loomis Sayles and certain brokerage and other miscellaneous matters.

I.    GENERAL INFORMATION


      All shareholders of record on February 25, 2000, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was 15,393,547.


      Timely, properly executed proxies will be voted as you instruct. You may vote via the enclosed proxy, or via the internet or telephone using the enclosed instructions. If you return the enclosed proxy and no choice is indicated, your proxy will be voted in favor of Proposal 1 set forth in the attached Notice of Meeting. Votes made on the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a written revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (similar to the enclosed proxy or via the internet or via telephone), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.


      The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of Nvest Distributor. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $6,000, plus reimbursement of such firm's out-of-pocket expenses.


II.   PROPOSAL 1: NEW SUB-ADVISORY AGREEMENT

      The Fund is a multi-manager fund, which means that the portfolio of the Fund is divided into four distinct segments, which are managed by three different money management firms, as sub-advisers to Nvest Management which serves as the adviser to the Fund. Until recently, Janus Capital Corporation ("Janus") managed one of the segments of the Fund, pursuant to a Sub-Advisory Agreement dated August 30, 1996, between Nvest Management and Janus (the "Previous Sub-Advisory Agreement").


      The Trustees have approved, and recommend that the shareholders of the Fund approve, a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for the Fund among Nvest Management, the Fund and Loomis Sayles (Proposal 1). The New Sub-Advisory Agreement would be substantially similar to the Previous Sub-Advisory Agreement which was until recently in effect among Nvest Management, the Fund and Janus, except references to Janus would be changed to references to Loomis Sayles. The New Sub-Advisory Agreement will not affect the aggregate management and sub-advisory fees paid by the Fund. The sub-adviser fees due to Loomis under the new Sub-Advisory Agreement will be paid directly by the Fund. Consequently, the management fees payable to Nvest Management will be reduced by the amount paid directly to Loomis.


ADVISORY AGREEMENT

      Nvest Management has acted as the Fund's adviser since December 29, 1995, and currently acts as the Fund's adviser pursuant to an advisory agreement dated August 30, 1996 and amended May 1, 1998 (the "Advisory Agreement"). The Trustees of the Trust approved the Advisory Agreement at a meeting held on October 27, 1995, and the Fund's shareholders approved the Advisory Agreement at a meeting held on December 29, 1995. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's initial approval upon the Fund's inception and to approve its continuation following the merger of Nvest Management's former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company. This merger was consummated on August 30, 1996. As of May 1, 1998, the Advisory Agreement was amended to provide that the management fees payable by the Fund to Nvest Management be reduced by the amounts of any sub-advisory fees paid directly by the Fund to any sub-adviser. This amendment to the Advisory Agreement did not change the management fee rate under the Advisory Agreement, nor the services to be provided to the Fund by Nvest Management under the Advisory Agreement. Furthermore, this amendment did not change the overall level of fees payable by the Fund.


      Under the Advisory Agreement, Nvest Management has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that Nvest Management will, subject to Nvest Management's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to Nvest Management is 1.05% of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the aggregate management fee paid by the Fund to Nvest Management under the Advisory Agreement was $968,638.


PREVIOUS SUB-ADVISORY AGREEMENT

      Nvest Management has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to three different sub-advisers, each sub-adviser managing one or more different segments of the Fund's portfolio. Until February 28, 2000, Nvest Management delegated its responsibility for managing the assets of one such segment (the "Segment") to Janus pursuant to the Previous Sub-Advisory Agreement, which was dated August 30, 1996. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on October 27, 1995 and was last submitted to the Fund's shareholders for approval on December 29, 1995. The purpose of the submission of the Previous Sub-Advisory Agreement for shareholder approval at such time was for such agreement's initial approval upon the Fund's inception and to approve its continuation following the merger of Nvest Management's former parent company, New England Mutual Life Insurance Company, with and into MetLife, as described above. The Trustees of the Trust, at a meeting held on May 14, 1999, approved the continuation of the Previous Sub-Advisory Agreement for a one-year period beginning on June 1, 1999. Under the terms of the Previous Sub-Advisory Agreement, Janus was authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Janus was also required to report periodically to Nvest Management and the Trustees of the Trust.


      The Previous Sub-Advisory Agreement provided for sub-advisory fees payable by Nvest Management to Janus at an annual rate of 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million, and 0.55% of such assets in excess of $100 million. Nvest Management paid Janus a sub-advisory fee of $480,249 for the fiscal year ended December 31, 1999.


INTERIM AND NEW SUB-ADVISORY AGREEMENTS


      On January 5, 2000 Janus informed Nvest Management of its intention to resign as sub-adviser to the Segment. Nvest Management therefore recommended and the Trustees of the Trust determined that it would be appropriate for Loomis Sayles to assume responsibility for the day-to-day management of the Segment's portfolio as sub-adviser. Thus, upon the recommendation of Nvest Management, the Trustees voted on February 25, 2000 to terminate the Previous Sub-Advisory Agreement as of the close of business on February 25, 2000 and to approve both
(i) an interim sub-advisory agreement among Nvest Management, the Fund and Loomis Sayles to be effective on February 28, 2000 and to continue for a period of 150 days or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (the "Interim Sub-Advisory Agreement"), by which Nvest Management appointed Loomis Sayles to act as sub-adviser to the Segment beginning February 28, 2000, and (ii) the New Sub-Advisory Agreement, by which Loomis Sayles would, following approval of the New Sub-Advisory Agreement by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement, which in turn are substantially identical to those of the Previous Sub-Advisory Agreement, except that (a) references to Janus in the Previous Sub-Advisory Agreement have been changed to references to Loomis Sayles in the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, (b) the new Sub-Advisory Agreement references the Segment's directed brokerage practices, as discussed in the Portfolio Transactions and Brokerage Section of Part III of this statement and (c) the fees payable to Loomis Sayles under the Interim Sub-Advisory Agreement and under the New Sub-Advisory Agreement will be paid by the Fund rather than Nvest Management and Nvest Management's management fee will be reduced by the amount paid by the Fund to Loomis Sayles. This change in payment structure has no effect on the total management fee paid by the Fund or in the amounts received by Nvest Management and the sub-adviser with regard to the Segment. The fee rate payable by the Fund to Loomis Sayles under the Interim Sub-Advisory Agreement is identical to the rate previously paid to Janus, which is: 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million, and 0.55% of such assets in excess of $100 million. The fee rate payable to Loomis Sayles under the New Sub-Advisory Agreement is set forth below.

The New Sub-Advisory Agreement is subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreement went into effect on February 28, 2000, pursuant to a rule of the SEC which, under certain circumstances, allows such agreements to take effect, and to continue for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after April 14, 2000, at which time the Interim Sub-Advisory Agreement would terminate and Loomis Sayles would begin earning sub-advisory fees under the New Sub-Advisory Agreement.


      The Trustees recommend that the shareholders approve the New Sub-Advisory Agreement. In making this recommendation, the Trustees considered the performance record of the Loomis Sayles management team relative to benchmarks and competitor funds. In addition, the Trustees considered the perceived investment capabilities of Loomis Sayles and its portfolio management personnel.

      The primary reason for Janus' decision to seek termination relates to its decision to concentrate assets under larger, more profitable advisory arrangements and to limit international and global assets under management. Nvest Management has been very satisfied with the relationship with Janus and continues to maintain a relationship.

      The Securities and Exchange Commission issued an order to the Trust and Nvest Management that permits Nvest Management to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with Nvest Management, if approved by the Board of Trustees. Loomis Sayles is an affiliate of Nvest Management as described in "Other Information -- Information About Loomis Sayles." Therefore, the exemption does not apply to the New Sub-Advisory Agreement and the New Sub-Advisory Agreement can take effect only if approved by vote of the Fund's shareholders.

LOOMIS SAYLES AS SUB-ADVISER OF THE SEGMENT

      In deciding to approve the appointment of Loomis Sayles as sub-adviser to the Segment and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services to the Segment. The Trustees also reviewed information about Loomis Sayles' proposed approach to managing the Segment's portfolio. Loomis Sayles' investment approach uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek growth-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. In addition to its bottom-up approach to security selection, Loomis Sayles uses an overlay of country and industry macro-economic data to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

      Alexander Muromcew, John Tribolet and Eswar Menon co-manage the Segment's portfolio under the Interim Sub-Advisory Agreement and would continue to be the Segment's co-portfolio managers under the New Sub-Advisory Agreement. Messrs. Muromcew, Tribolet and Menon, Vice Presidents of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Messrs. Muromcew, Tribolet and Menon were portfolio managers at Nicholas Applegate Capital Management since 1996, 1997 and 1995, respectively. Prior to 1996, Mr. Muromcew held positions in Jardine Fleming Securities in Japan, Emerging Markets Investor Corporation and Teton Partners L.P. Prior to 1997, Mr. Tribolet was a full time MBA student at the University of Chicago and spent three years in the investment banking industry, most recently at Paine Webber Inc. Prior to 1995, Mr. Menon spent five years with Koeneman Capital Management and Integrated Device Technology.

      Messrs. Muromcew, Tribolet and Menon also serve as co-portfolio managers for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund.

RESTRUCTURING COSTS


      Loomis Sayles has reviewed the existing portfolio holdings of the Segment to determine what holdings it would expect to sell in order to conform the Segment's portfolio to Loomis Sayles' judgment as to stock selection. Based on this review, Loomis Sayles informed the Trustees that it expects to sell approximately 45% of the total dollar value of the Segment's existing portfolio ($123,685,000) and to reinvest the sale proceeds in other stocks. Loomis Sayles estimates that these transactions would result in brokerage costs of approximately $110,000 to the Fund. In addition to these commission costs, the transactions will involve additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, Loomis Sayles estimates that they would be approximately $416,000. In addition, Loomis Sayles estimates that the transactions, based on early 2000 market prices, will result in the realization of approximately $28 million of realized capital gains (or approximately $1.85 per share of the Fund). These gains, together with any other capital gains realized by the Fund as a whole (i.e. all segments) in 2000 (reduced by any realized capital losses), will be distributed to Fund shareholders at the end of the year and will constitute taxable capital gains in the hands of the recipient Fund shareholders. The foregoing estimates were prepared in early 2000 based on then-current Segment holdings and market information available to Loomis Sayles. The actual costs of restructuring the Segment's portfolio could be higher or lower, depending on market conditions and other factors. Loomis Sayles expects that the restructuring will be completed within a few weeks after Loomis Sayles' assumption of responsibility for management of the Segment's portfolio on February 28, 2000.


DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

      A copy of the New Sub-Advisory Agreement is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.


      The New Sub-Advisory Agreement, which will take effect (assuming shareholder approval) on or soon after April 14, 2000, requires Loomis Sayles to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of Nvest Management. Under the terms of the New Sub-Advisory Agreement, Loomis Sayles is authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles is required to report periodically to Nvest Management and the Trustees of the Trust. The New Sub-Advisory Agreement provides that the Fund shall compensate Loomis Sayles at the annual rate of 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million, and 0.55% of such assets in excess of $100 million. As of December 31, 1999, the net assets of the Segment were approximately $111 million.


      The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, Nvest Management or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by Nvest Management and Loomis Sayles and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreement is non-exclusive with respect to Loomis Sayles' services.

      The New Sub-Advisory Agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUB-ADVISORY AGREEMENTS


      Under the Previous Sub-Advisory Agreement for the fiscal year ended December 31, 1999, Nvest Management paid sub-advisory fees of $480,249 to Janus. If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 1999, this same amount of sub-advisory fees would have been payable by the Fund to Loomis Sayles. All sub-advisory fees under the Previous Sub-Advisory Agreement were payable by Nvest Management to Janus. All sub-advisory fees payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be payable by the Fund to Loomis Sayles.


             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF THE FUND VOTE TO APPROVE THE PROPOSED NEW
                             SUB-ADVISORY AGREEMENT.

REQUIRED VOTE


      The required vote for approval of the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement at the Meeting, the Trustees will consider alternative arrangements for the management of the Fund's portfolio, and the Interim Sub-Advisory Agreement will be terminated not later than 150 days after the Previous Sub-Advisory Agreement was terminated.



III.  OTHER INFORMATION

INFORMATION ABOUT THE TRUST

      The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated June 7, 1985. The Trust has twelve separate funds currently.

INFORMATION ABOUT NVEST MANAGEMENT


      Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corporation, is a wholly owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Distribution Corporation is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns approximately 47% (and in the aggregate, directly and indirectly, approximately 48%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $133 billion of assets under management or administration as of December 31, 1999.

      The principal executive officer of Nvest Management is Neal G. Litvack, who is the President of the Trust and whose principal occupation is Executive Vice President of Retail Marketing, Nvest Companies. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corporation, Nvest Holdings, Nvest Companies, Nvest Corporation and Mr. Litvack is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc. and MetLife is One Madison Avenue, New York, New York 10010.


INFORMATION ABOUT LOOMIS SAYLES


      Loomis Sayles, organized in 1926, is a limited partnership and is one of the oldest investment management firms in the country. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Loomis Sayles. As of December 31, 1999, Loomis Sayles had approximately $68 billion in assets under management. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 555 California Street, San Francisco, California 94104.


      Loomis Sayles acts as an investment adviser to the following mutual funds that have investment objectives and policies similar to those of the Segment, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at December 31, 1999:


                                                         Annual Fee Rate (as a
                                   Net Assets (in      percentage of average net
              Fund                    millions)                 assets)
-----------------------------------------------------  -------------------------
Loomis Sayles International             $138             0.75% of all assets +
Equity Fund
Nvest International Equity Fund         $112             0.90% of all assets ++


 + Loomis Sayles has contractually agreed, until February 1, 2001, to reduce its advisory fees and/or bear expenses of the Loomis Sayles International Equity Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

++ Nvest Management has given a binding undertaking, until May 1, 2000 to reduce its advisory fees and/or bear expenses of Nvest International Equity Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Loomis Sayles selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted equity securities are generally carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

      Receipt of research services from brokers or dealers may sometimes be a factor in selecting a broker or dealer. These research services include not only a wide variety of reports, publications, subscriptions, quotation services, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice and market analysis, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Segment. Although the New Sub-Advisory Agreement allows for such, receipt of services or products other than brokerage and research services is not a factor in the selection of brokers or dealers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., Loomis Sayles may, however, consider purchases of shares of the Segment and other funds managed by Loomis Sayles by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Segment's securities transactions.

      In placing orders for the purchase and sale of securities for the Segment, Loomis Sayles may cause the Segment to pay a broker-dealer that provides the brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Segment in excess of the amount another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and other clients for which Loomis Sayles exercises investment discretion. Loomis Sayles' authority to cause the Segment to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

      To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Distributor. In addition, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the policy of best execution.


      For the fiscal year ended December 31, 1999, the Fund paid $35,398 in brokerage commissions (4.23% of the Fund's total brokerage commissions) to Harris Associates Securities, L.P., a registered broker-dealer and an affiliate of Harris Associates, a sub-adviser of two segments of the Fund.


CERTAIN PAYMENTS TO AFFILIATES


      In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and Nvest Services Company ("Nvest Services"), a wholly owned subsidiary of Nvest Distribution Corporation, for providing various services to the Fund and its shareholders. In 1999, these payments to Nvest Services amounted to $702,598 for transfer agency services. In 1999, payments to Nvest Distributor amounted to $270,924 for service and distribution (Rule 12b-1) fees for Class A shares, $1,181,955 for service and distribution (Rule 12b-1) fees for Class B shares, $235,012 for service and distribution (Rule 12b-1) fees for Class C shares and $74,470 for the provision of certain legal and accounting services. In addition, in 1999 Nvest Distributor received from the Fund's shareholders $674,856 in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements are not affected in any way by the New Sub-Advisory Agreement.


CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

      The following persons are both (1) Trustees or officers of the Trust and
(2) officers or employees of Nvest Management (or officers or directors of that firm's corporate general partner): Thomas P. Cunningham and John E. Pelletier. In addition, Peter S. Voss, President and Chief Executive Officer of Nvest Companies, is a Trustee and an officer of the Trust and a director of LSCI.


BENEFICIAL SHAREHOLDERS

      As of February 1, 2000, no persons owned shares of the Fund beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934).

      As of February 1, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


OTHER MATTERS

      Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although at least 50% of the outstanding shares of the Fund must be present or represented at the Meeting in order for Proposal 1 to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. With respect to Proposal 1, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposal.

      In the event that a quorum is not present, or if sufficient votes in favor of Proposal 1 are not received by April 14, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will not vote any proxies that direct them to abstain from voting on such Proposal. Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1 mentioned in the Notice of Special Meeting. Nonetheless, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

      The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.


March 9, 2000

                                                                      APPENDIX A


                            NVEST STAR WORLDWIDE FUND

                             Sub-Advisory Agreement
                        (Loomis, Sayles & Company, L.P.)

      Sub-Advisory Agreement (this "Agreement") entered into as of April 14, 2000, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Star Worldwide Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Adviser").

      WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 and amended May 1, 1998 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

      WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

      WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1.    Sub-Advisory Services.

      a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (such portion, the "Segment"), and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Segment, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

      b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

      c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. Obligations of the Manager.


      a. The Manager shall provide (or cause the Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.


      b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.


3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Segment shall be delivered directly to the Custodian.

4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Loomis, Sayles & Company, L.P." and that all use of any designation consisting in whole or in part of "Loomis, Sayles & Company, L.P." (a "Loomis Sayles Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Segment agrees not to use any Loomis Sayles Mark in any advertisement or sales literature or other materials promoting the Series or the Segment, except with prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Loomis Sayles Mark(s) as soon as reasonably practicable.

5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Trust pursuant to Section 7 hereof).


6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

      To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by the Series' distributor, Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.


7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.65% of the first $50 million of the average daily net assets (including cash or cash equivalents) of its Segment, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.


8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

      Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment result will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

      a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

      b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

      d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

      Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. General.

      a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

      b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

      c. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.


NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corporation, its general partner

By:    ______________________________
Name:  John E. Pelletier
Title: Senior Vice President, General Counsel,
       Secretary & Clerk


NVEST FUNDS TRUST I,
on behalf of its Nvest Star Worldwide Fund series

By:    ______________________________
Name:  Neal G. Litvack
Title: President


LOOMIS, SAYLES & COMPANY, L.P.
By Loomis, Sayles & Company, Incorporated, its general partner

By:   _______________________________
Name: _______________________________
Title: ______________________________

NOTICE

      A copy of the Agreement and Declaration of Trust establishing Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Nvest Star Worldwide Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                               YOUR VOTE IS NEEDED

Internet and telephone voting are now available. Please see the instructions in the enclosed letter for details. If voting by mail, please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, please sign in the partnership name.

The undersigned hereby appoints Neal G. Litvack, Thomas P. Cunningham and John
E. Pelletier, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of Nvest Star Worldwide Fund (the "Fund") on April 14, 2000 at 2:00 p.m. Eastern Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                                  VOTE BY MAIL

                            NVEST STAR WORLDWIDE FUND

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the prosposals listed below:

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE


1.    Proposal to approve new Sub-Advisory       For      Against     Abstain
   Agreement relating to a segment of the        [ ]        [ ]         [ ]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Worldwide Fund and
   Loomis, Sayles & Company, L.P.


Please be sure to sign and date this Proxy

Shareholder sign here:________________________________

Co-owner sign here:___________________________________

Date:_________________________________________________